UNITED STATES
		SECURITIES AND EXCHANGE COMMISSION
		   Washington, D. C.  20549

			   FORM 8-K
			CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  May 30, 2001


			AMC ENTERTAINMENT INC.
(Exact name of registrant as specified in its charter)


        DELAWARE			   1-8747	    43-1304369
(State or other jurisdiction	(Commission	    (IRS Employer
       of incorporation)	File Number)  Identification No.)





106 W. 14TH  STREET
P.O. Box 219615
Kansas City,  Missouri		             64121-9615
(Address of principal executive offices)	  (Zip Code)


Registrant's telephone number, including area code      (816) 221-4000








Item 7. Financial Statement and Exhibits.

Exhibits:

99.1 May 30, 2001 Press Release

Item 9. Regulation FD Disclosure.

Attached as Exhibit 99.1 and incorporated into this Item 9. by reference, is a press release which was issued on May 30, 2001 by AMC Entertainment, Inc. announcing operating results for fiscal year 2001.


SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


		AMC ENTERTAINMENT INC.



Date:	May 31, 2001	By: 	/s/ Craig R. Ramsey
					-------------------------------
					Craig R. Ramsey
					Senior Vice President, Finance,
					Chief Financial Officer and
					Chief Accounting Officer